UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 3, 2018

GLOBAL HEALTHCARE REIT, INC.

(Exact Name of Registrant as Specified in its Charter)

Utah	0-15415	87-0340206
(State or other jurisdiction of incorporation)	Commission File Number	(I.R.S. Employer Identification number)

6800 N. 79th St., Ste. 200, Niwot, CO 80503

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (303) 449-2100

(Former name or former address, if changed since last report)

[ ]	Written communications pursuant to Rule 425 under the Securities Act
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	[X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

ITEM 1.02 TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT

Effective August 3, 2018, the Purchase and Sale Agreement dated April 5, 2018 pursuant to which Midway Nimitz, LLC (“Midway”), a wholly subsidiary of Global Healthcare REIT, Inc., (the “Company”), had the right to purchase a skilled nursing facility located in Midway, Georgia commonly known as “Woodlands Health & Rehab Center” (the “Facility”), terminated without consummation. All earnest money ($60,000) has been returned to the Company. The Purchase and Sale Agreement was originally reported on the Company’s Current Report on Form 8-K dated April 5, 2018 and filed with the Securities and Exchange Commission on April 17, 2018.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Global Healthcare REIT, Inc.
(Registrant)

Dated: August 13, 2018	/s/ Zvi Rhine
Zvi Rhine, President

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